Exhibit 10.11

FOURTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT, dated as of March 20, 2009 (the “Amendment”), to the PURCHASE AND SALE AGREEMENT, dated as of December 21, 2001 (as amended and supplemented, the “Agreement”), is among PerkinElmer, Inc. (“PKI”), a Massachusetts corporation, PerkinElmer Holdings, Inc., a Massachusetts corporation, PerkinElmer Health Sciences, Inc. (formerly known as PerkinElmer LAS, Inc.), a Delaware corporation, PerkinElmer Illumination, Inc. (formerly known as PerkinElmer Optoelectronics NC, Inc.), a Delaware corporation, and PerkinElmer Canada, Inc., a Canada corporation (each an “Originator” and collectively, the “Originators”), PerkinElmer Receivables Company, a Delaware corporation (“Buyer”) and PerkinElmer Sensors, Inc., a Delaware corporation (“Sensors”).

WITNESSETH

WHEREAS, the Originators and the Buyer have previously entered into the Agreement pursuant to which the Originators agreed to sell to Buyer, and Buyer agreed to buy from each of the Originators, all of the Receivables, all Related Security and all proceeds thereof generated by each such Originator;

WHEREAS, pursuant to a certain Receivables Sale Agreement, dated as of December 21, 2001, among the Buyer, PerkinElmer, Inc., Windmill Funding Corporation and The Royal Bank of Scotland plc (successor to ABN AMRO Bank N.V.) as agent for the Purchasers (the “Agent”) the Buyer has sold an interest in the Receivables and assigned and granted a security interest in all of Buyer’s right, title and interest in and to the Agreement, including, without limitation, interests in the Receivables sold to Buyer pursuant thereto;

WHEREAS, PerkinElmer LAS, Inc. has changed its name to PerkinElmer Health Sciences, Inc. and PerkinElmer Optoelectronics NC, Inc. has changed its name to PerkinElmer Illumination, Inc.;

WHEREAS, the parties wish to remove PerkinElmer Optoelectronics SC, Inc. as a party to the Agreement and as an Originator;

WHEREAS, the parties hereto desire to add Sensors as an Originator under the Agreement effective as of March 20, 2009;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement.

Section 2. Amendments to Agreement. (a) Any and all references to “PerkinElmer LAS, Inc.” are hereby deemed to read as “PerkinElmer Health Sciences, Inc.”

(b) Any and all references to “PerkinElmer Optoelectronics NC, Inc.” are hereby deemed to read as “PerkinElmer Illumination, Inc.”

(c) Any and all references to “PerkinElmer Optoelectronics SC, Inc.” appearing in the Agreement are hereby deleted.

(d) As contemplated by Section 8.1 of the Agreement, effective as of [March 20, 2009] (the “Effective Date”), Sensors hereby sells, transfers, assigns, set over and otherwise convey to Buyer, and Buyer hereby purchases from Sensors, all currently existing Receivables, Related Security and all proceeds thereof originated by Sensors.

(e) From and after the Effective Date, the term “Originator” shall be amended to include Sensors and delete PerkinElmer Optoelectronics SC, Inc. In addition, from and after the Effective Date, Sensors agrees to be bound by all of the terms and conditions applicable to an Originator contained in the Agreement and the other Transaction Documents.

(f) In connection with the execution of this Amendment, Sensors and the Buyer agree to deliver each of the documents set forth in Section 7.1 of the Agreement, to the extent that such documents are applicable.

(g) In connection with the execution and delivery of this Amendment, Sensors hereby makes, with respect to itself the representations and warranties set forth in Section 4.1 and Section 4.2 (other than Section 4.2(d)) of the Agreement. The state of organization of Sensors is the State of Delaware. The chief executive office of Sensors is located at 940 Winter Street, Waltham, Massachusetts 02451 with a mailing address at 940 Winter Street, Waltham, Massachusetts 02451 and has not been located in any other state besides Massachusetts. Sensors has no trade names and has not conducted business under any other name.

Section 3. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

Section 4. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same instrument.

Section 5. Representations. Each of the Originators severally represents and warrants to the Buyer and its assignee that except as described in the Parent’s Annual Reports on Form 10-K for the fiscal year ended December 28, 2008, there has been no material adverse change since December 28, 2008 in (i) such Originator’s financial condition, business, operations or prospects or (ii) such Originator’s ability to perform its obligations under any Transaction Document.

Section 6. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Illinois, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of Illinois.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

PERKINELMER, INC., as Originator and Initial Collection Agent

By	/s/ John L. Healy
	Name:	John L. Healy
	Title:	Vice President

PERKINELMER HOLDINGS, INC., as Originator

By	/s/ John L. Healy
	Name:	John L. Healy
	Title:	Vice President

PERKINELMER HEALTH SCIENCES, INC., as Originator

By	/s/ John L. Healy
	Name:	John L. Healy
	Title:	Vice President

PERKINELMER ILLUMINATION, INC., as Originator

By	/s/ John L. Healy
	Name:	John L. Healy
	Title:	Vice President

PERKINELMER CANADA, INC., as Originator

By	/s/ John L. Healy
	Name:	John L. Healy
	Title:	Asst. Secretary

PERKINELMER SENSORS, INC., as Originator

By	/s/ John L. Healy
	Name:	John L. Healy
	Title:	Vice President

PERKINELMER RECEIVABLES COMPANY, as Buyer

By	/s/ David C. Francisco
	Name:	David C. Francisco
	Title	Treasurer

CONSENTED AND AGREED TO:

THE ROYAL BANK OF SCOTLAND PLC (SUCCESSOR TO ABN AMRO BANK N.V.), as Agent

By:	GREENWICH CAPITAL MARKETS, INC., as agent

By:	/s/ David Viney
	Name:	David Viney
	Title:	Managing Director

Address:		c/o ABN AMRO Bank N.V.
540 West Madison Street
27th Floor
Chicago, Illinois 60661
Attention: Agent
Telephone: (312) 338-3491
Telecopy: (312) 338-0140

WINDMILL FUNDING CORPORATION

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

Address:
c/o Global Securitization Services, LLC
68 South Service Road
Suite 120
Melville, New York 11747
Attention: Frank B. Bilotta
Telephone: (212) 302-5151
Telecopy: (212) 302-8767

With a copy to:

The Royal Bank of Scotland plc
Greenwich Capital Markets, Inc., as agent
c/o ABN AMRO Bank N.V.
540 West Madison Street
27th Floor
Chicago, Illinois 60661
Attention: Windmill Administrator
Telephone: (312) 338-3491
Telecopy: (312) 338-0140

GUARANTOR’S ACKNOWLEDGMENT AND CONSENT

The undersigned, PerkinElmer, Inc., has heretofore executed and delivered the Limited Guaranty dated as of December 21, 2001 (as amended and supplemented, the “Guaranty”) and hereby consents to the Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

PERKINELMER, INC.

By:	/s/ David C. Francisco
Title:	Vice President & Treasurer